CMG STRATEGIC EQUITY FUND
                          CMG SMALL CAP FUND
                         CMG SMALL/MID CAP FUND
                       CMG INTERNATIONAL STOCK FUND
                           CMG CORE BOND FUND
                           CMG HIGH YIELD FUND
                        CMG INTERNATIONAL BOND FUND
                         CMG SHORT TERM BOND FUND
                       CMG ULTRA SHORT TERM BOND FUND
                         CMG INTERMEDIATE BOND FUND
                          CMG CORE PLUS BOND FUND
                         CMG GOVERNMENT BOND FUND
                          CMG CORPORATE BOND FUND
               CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                          CMG SMALL CAP GROWTH FUND
                     CMG ENHANCED S&P 500 INDEX FUND
                          CMG LARGE CAP VALUE FUND
                         CMG LARGE CAP GROWTH FUND
                          CMG MID CAP VALUE FUND
                          CMG MID CAP GROWTH FUND
                         CMG SMALL CAP VALUE FUND
                     CMG EMERGING MARKETS EQUITY FUND

The Funds listed above are referred to collectively as the "Funds"

            SUPPLEMENT TO THE PROSPECTUSES DATED DECEMBER 1, 2004
             (Replacing Supplement dated December 1, 2004)


         As discussed in greater detail in earlier supplements, on March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the Fund's adviser, and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

         On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

         Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

         Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

         As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on or about February 10, 2005.






                                                                February 9, 2005